Trade receivables, net	12 Months Ended
Dec. 31, 2024
Trade receivables, net
Trade receivables, net

Note 3 - Trade receivables, net

Trade receivables, net as of December 31, 2024 and 2023 consisted of the following:

	December 31,
	2024	2023

Trade receivables	$1,379	$2
Less: allowance for expected credit losses	(243)	—
Total trade receivables, net	$1,136	$2

As of December 31, 2024 and 2023, there was $243 and $nil allowance for uncollectible trade receivables, respectively. Management believes that the remaining trade receivables are collectible. During the years ended December 31, 2024 and 2023, the Company did not have any bad debt expense or account write offs.

The movement of allowance for expected credit loss is as follows:

Balance as of January 1, 2024	$—
Increase in allowance for expected credit losses	243
Foreign exchange difference	—
Balance as of December 31, 2024	$243